EXHIBIT 10.30

AMENDING AGREEMENT NO. 1

THIS AMENDING AGREEMENT is entered into as of the 10th day of March, 2014

BETWEEN:	BANK OF MONTREAL

(the “Lender”)

AND:	PIONEER ELECTROGROUP CANADA INC., a Canadian corporation amalgamated on January 1st, 2014

(“Amalco”)

WHEREAS the Lender and each of Pioneer Electrogroup Canada Inc. (“Electrogroup”), Pioneer Transformers Ltd. (“Transformers”) and Bemag Transformer Inc. (“Bemag”) have entered into an amended and restated letter loan agreement dated June 28, 2013 pursuant to which the Lender agreed to grant the Facilities to such corporations (the “Letter Loan Agreement”);

WHEREAS each of Electrogroup, Transformers, Bemag and Pioneer Wind Energy Systems Inc. amalgamated on January 1st, 2014 and Pioneer Electrogroup Canada Inc. (“Amalco”) is the corporation resulting from such amalgamation.

WHEREAS the parties wish to amend the Letter Loan Agreement to reflect such amalgamation and to amend other terms and conditions of the Letter Loan Agreement;

NOW THEREFORE in consideration of the mutual covenants herein set forth, it is agreed as follows:

Article 1
INTERPRETATION

1.1	All capitalized terms herein, unless otherwise expressly defined herein, shall have the meanings ascribed to them in the Letter Loan Agreement.

1.2	The Letter Loan Agreement and all documents or agreements incidental or related thereto shall henceforth be read and construed in conjunction with this Agreement; and the Letter Loan Agreement and this Agreement shall henceforth have effect as far as practicable as though the provisions thereof were contained in one instrument.

1.3	All the terms, conditions and provisions of the Letter Loan Agreement not otherwise amended by this Agreement shall remain unchanged and have full force and effect.

Article 2
AMENDMENTS TO THE LETTER LOAN AGREEMENT

2.1	The section “BORROWERS” of the Letter Loan Agreement is hereby deleted and replaced by the following :

“BORROWER:	Pioneer Electrogroup Canada Inc., a corporation amalgamated on January 1st, 2014 (the “Borrower”)”

2.2	The section “GUARANTORS” of the Letter Loan Agreement is hereby deleted and replaced by the following:

“GUARANTORS:	Pioneer Power Solutions, Inc. (“PPSI”) and any other present and future Canadian Subsidiaries of the Borrower (collectively, the “Guarantors”)”

2.3	Any other reference to the “Borrowers”, “each Borrower” or “any Borrower” in the Letter Loan Agreement is deleted and replaced by a reference to “the Borrower”.

2.4	In the definition of “Excluded Inventory” in the section “MARGIN REQUIREMENT” of the Letter Loan Agreement, the reference to “Bemag” shall be replaced by “the Borrower”.

2.5	The section “SECURITY” of the Letter Loan Agreement is hereby deleted and replaced by the following:

“SECURITY:	All amounts owing from time to time under or pursuant to any of the Facilities shall be secured and shall continue to be secured at all times by the following Security Documents:

I.	EXISTING SECURITY

-	Deed of hypothec in the amount of $30,000,000 dated June 28, 2011 on the universality of all present and future immovable property and movable property of the Borrower (previously known as Pioneer Electrogroup Canada Inc. and Pioneer Transformers Ltd.), but excluding the immovable property located at 612 Bernard Road, Granby, Quebec (the “Granby Property”) registered at the RPMRR under number 11-0483207-0001;

-	Deed of hypothec in the amount of $30,000,000 dated July 5, 2011 on the universality of all present and future immovable property and movable property of the Borrower (previously known as Bemag Transformer Inc.) including, without limitation, the immovable property located at 33 Racine, Farnham, Quebec, registered at the RPMRR under number 11-0501603-0002 and at the Land Registry under number 19 235 094;
-	Security under section 427 of the Bank Act registered on June 27, 2011 for the Borrower (previously known as Pioneer Electrogroup Canada Inc. and Pioneer Transformers Ltd.) and on July 7, 2011 for the Borrower (previously known as Bemag Transformer Inc.) as follows:

-	Transformers:	01265388
-	Electrogroup:	01265390
-	Bemag:	01265759

-	General Security Agreement by the Borrower (previously known as Pioneer Transformers Ltd.) dated June 28, 2011 registered in the Province of Ontario under number 20110628105080283082;
-	General Security Agreement by the Borrower (previously known as Bemag Transformer Inc.) dated July 5, 2011 registered in the Province of British Columbia under number 232564G;
-	Guaranty Agreement dated June 28, 2013 by PPSI;

Unless otherwise specifically indicated herein, all such security shall be first-ranking, subject only to Permitted Encumbrances.”

2.6	In the section “REPORTING REQUIREMENT” of the Letter Loan Agreement, the reference to “Electrogroup” in paragraph c), d) and e) shall be replaced by “the Borrower”.

2.7	In the section “COVENANTS” of the Letter Loan Agreement, the reference to “Electrogroup” shall be replaced by “the Borrower”.

2.8	In the definition of “EBITDA” in Schedule I of the Letter Loan Agreement, the reference to “Electrogoup” shall be replaced by “the Borrower”.

2.9	In the definition of “Fixed Charge Coverage Ratio” in Schedule I of the Letter Loan Agreement, the reference to “Electrogoup” shall be replaced by “the Borrower”.

2.10	In the definition of “Funded Debt” in Schedule I of the Letter Loan Agreement, the reference to “Electrogoup” shall be replaced by “the Borrower”.

2.11	In the definition of “Shareholders' Equity” in Schedule I of the Letter Loan Agreement, the reference to “Electrogoup” shall be replaced by “the Borrower”.

2.12	Paragraph 1.15 of Schedule IV (REPRESENTATIONS AND WARRANTIES) of the Letter Loan Agreement is deleted and replaced as follow:

“1.15	the head office/domicile of each Obligor and PPSI is located at the following addresses:

➢	Borrower: 612 Bernard Road, Granby, QC, J2J 0H6 and 33 Racine Street, Farnham, QC, J2N 3A3

➢	Pioneer Power Solutions Inc.: 400 Kelby Street, 9th Floor, Fort Lee, NJ 07024

and each Obligor and PPSI have no offices, nor Assets located elsewhere, except for the following addresses:

➢	Borrower: 2600 Skymark Avenue, Building 5, #102, Mississauga, Ontario L4W 5E7 and 9210 Wyoming Avenue North, Suite 250, Minneapolis, MN 55445”

2.13	Schedule VIII of the Letter Loan Agreement is deleted and replaced by the attached Schedule VIII.

Article 3
GENERAL PROVISIONS

3.1	Novation: It is expressly understood and agreed between the parties hereto that this Agreement does not constitute a novation of the terms and conditions of the Facilities, the Letter Loan Agreement or the other Loan Documents, the Lender hereby reserving all of its rights and recourses under the Facilities, the Letter Loan Agreement and the other Loan Documents. Nothing set forth in this Agreement shall, except as specifically set forth herein, be construed as altering the obligations of the Obligors under the Facilities, the Letter Loan Agreement and the other Loan Documents. Nothing herein shall in any way release the Obligors from their obligations to the Lender under the Facilities, the Letter Loan Agreement and the other Loan Documents.

3.2	Confirmation: Amalco hereby acknowledges, ratifies, confirms and agrees that it and all of its present and future Assets are and continue to be bound by all of the provisions of each of the Loan Documents to which each of Electrogroup, Transformers and Bemag was (as of immediately prior to the amalgamation) a party, in the same manner, to the same extent and with the same effect as if Amalco had executed such Loan Documents in the place and stead of each of Electrogroup, Transformers and Bemag. Without limiting the generality of the foregoing, Amalco hereby acknowledges, ratifies, confirms and agrees that (i) it is (and shall continue to be) liable for and shall observe and perform the obligations of each of Electrogroup, Transformers and Bemag in connection with the Loan Documents in accordance with and subject to the terms thereof, (ii) all present and future Assets of whatever nature and kind of Amalco shall (and shall continue to) be subject to the Liens granted to or in favour of the Bank pursuant to the Loan Documents (as applicable) in accordance with and subject to the terms thereof to secure (and continue to secure) payment and performance of all obligations described therein, and (iii) the Loan Documents to which each of Electrogroup, Transformers and Bemag was (as of immediately prior to the amalgamation) a party are and shall continue in full force and effect in accordance with their terms with respect to Amalco, in each case in the same manner, to the same extent and with the same effect as if Amalco had originally executed such Loan Documents in the place and stead of each of Electrogroup, Transformers and Bemag and continue to constitute legal, valid, binding covenants, agreements, obligations and liabilities of Amalco, enforceable against it in accordance with their respective terms.

3.3	Execution in Counterparts: This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

3.4	Governing Law: This Agreement shall be governed by and construed in accordance with the Laws of the Province of Québec and the federal laws of Canada applicable therein.

3.5	Language: The parties hereby confirm their express wish that this Agreement and all the documents and agreements directly or indirectly related thereto be drawn up in English. Les parties reconnaissent leur volonté expresse que la présente convention ainsi que tous les documents et conventions qui s'y rattachent directement ou indirectement soient rédigés en langue anglaise.

MTL01: 2884773: v3

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day, month and year first above written.

LENDER:

BANK OF MONTREAL

By:	/s/ Martin Bazinet
Name: Martin Bazinet
Title: Directeur / Director

Signature page

Amending Agreement No. 1

S - 1

ACCEPTANCE

We hereby accept the foregoing terms and conditions.

Signed in Montreal, Quebec, this _____ day of March, 2014

BORROWER

PIONEER ELECTROGROUP CANADA INC.

By:	/s/ Andrew Minkow
duly authorized
Name: Andrew Minkow
Title: CFO

GUARANTOR

PIONEER POWER SOLUTIONS, INC.

By:	/s/ Andrew Minkow
duly authorized
Name: Andrew Minkow
Title: CFO

Signature page

Amending Agreement No. 1

S - 2

Schedule VIII

CORPORATE CHART

Corporate Legal Organization Chart	January 2014

* On January 1, 2014, the three wholly-owned subsidiaries of Pioneer Electrogroup Canada Inc. (consisting of Pioneer Transformers Ltd., Bemag Transformer Inc., and Pioneer Wind Energy Systems Inc.) were vertically amalgamated into Pioneer Electrogroup Canada Inc.